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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



                       Date of Report: December 15, 1998



                                XTRA Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                           1-7654                            06-0954158
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State of incorporation         (Commission                  (IRS Employer
of organization                File Number)                 Identification No.)

60 State Street, Boston, MA                                                02109
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(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code:  (617) 367-5000
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5 - Other Events:
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On June 19, 1998, XTRA Corporation (the "Company") and Wheels MergerCo LLC
("MergerCo"), a Delaware limited liability company newly formed by (i) Apollo Management IV, L.P., on behalf of its managed funds ("Apollo"), and (ii) Interpool, Inc. ("Interpool") and Interpool's affiliate, Atlas Capital Partners LLC ("Atlas") (collectively, together with Apollo, the "Investors") entered into an Agreement and Plan of Merger and Recapitalization, dated as of June 18, 1998, and amended and restated as of July 31, 1998 (the "Merger Agreement").

On November 25, 1998, the Company and MergerCo mutually agreed to terminate the Merger Agreement. The termination agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.


Item 7. - Financial Statements and Exhibits
-------------------------------------------


(c) The following exhibit is filed with this report:


2.1 Agreement.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                XTRA CORPORATION
                                     -------------------------------------
                                                   (Registrant)



Date:           December 15, 1998               /s/ Michael J. Soja
      ---------------------------------    -----------------------------
                                                    Michael J. Soja
                                                    Vice President and
                                                    Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
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Exhibit No.    Description
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2.1            Agreement

                                       4